SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        April 25, 2000
                                                        ------------------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events.
--------------------------
First Quarter 2000 Earnings

         Unocal Corporation's net earnings were $133 million, or 55 cents per share diluted, for the first quarter of 2000, with $124 million from continuing operations and $9 million from discontinued operations. This compared to $7 million, or 3 cents per share diluted, for the first quarter of 1999, with $4 million from continuing operations and $3 million from discontinued operations. Discontinued operations include the results of the company's Agricultural Products business segment, whose sale is pending. The sale is subject to clearance by the U.S. Federal Trade Commission.

         The first quarter 2000 results benefited principally from higher oil and gas prices. The company's worldwide average crude oil price increased by $13.99 per barrel, or 135 percent, to $24.39 per barrel from the same period a year ago. The company's worldwide average natural gas price increased by $0.42 per thousand cubic feet, or 23 percent, to $2.25 per mcf from the same period a year ago. The first quarter of 2000 included an after-tax restructuring charge of $11 million while the first quarter of 1999 included an after-tax loss of $10 million from the sale of the company's interest in a geothermal steam production operation at The Geysers in Northern California.

         Total revenues from continuing operations for the first quarter of 2000 were $1.9 billion, compared with $1.2 billion for the first quarter of 1999.

         Capital spending for the first quarter of 2000 was $295 million, compared with $225 million for the first quarter of 1999.

         Total debt at the end of the first quarter of 2000 was $2.688 billion, compared with $2.853 billion at the end of 1999.

Outlook and Other Matters

         The company expects adjusted after-tax earnings per share to exceed $0.50 for the second quarter of 2000, assuming an average West Texas Intermediate (WTI) crude oil price of $25.60 per barrel and a Henry Hub natural gas price of $2.95 per mmbtu. The company also expects adjusted after-tax earnings per share of $2.20 to $2.50 for the full year 2000, assuming an average WTI crude oil price of $25.70 per barrel and a Henry Hub natural gas price of $2.90 per mmbtu. The second quarter and full year forecasts are also dependent on the company's deepwater drilling success.

         The company has engaged a financial advisor to assist in the possible sale of Poco Graphite, Inc., a Texas-based subsidiary which produces specialty graphite products, and certain other assets located in Illinois that manufacture petroleum coke products. This proposed sale is part of the company's continuing transformation into a global energy resource and project development company.

Forward-looking statements and estimates regarding exploration and production activities, production levels, oil and gas prices and their related earnings effects, proposed asset sales, costs and capital expenditures in this filing are based on assumptions about operational, market, competitive, regulatory, environmental, political and other considerations. Actual results could differ materially as a result of factors discussed in Unocal 's 1999 Annual Report on Form 10-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                UNOCAL CORPORATION
                                                (Registrant)





Date:  May 1, 2000                         By:  /s/ JOE D. CECIL
-------------------------                       -------------------------------
                                                Joe D. Cecil
                                                Vice President and Comptroller

CONSOLIDATED RESULTS
(UNAUDITED)

                                                                                                           For the Three Months
                                                                                                              Ended March 31
                                                                                                     -------------------------------
Millions of dollars except per share amounts                                                              2000                  1999
------------------------------------------------------------------------------------------------------------------------------------
    ......................................................................................

Earnings from continuing operations ......................................................           $     124            $       4
Earnings from discontinued operations ....................................................                   9                    3
------------------------------------------------------------------------------------------------------------------------------------
    Net earnings .........................................................................           $     133            $       7
Special items ............................................................................                  (6)                 (13)
------------------------------------------------------------------------------------------------------------------------------------
     Adjusted after-tax earnings .........................................................           $     139            $      20
Diluted net earnings per share:
     Continuing operations................................................................           $    0.51            $    0.02
     Discontinued operations..............................................................           $    0.04            $    0.01
------------------------------------------------------------------------------------------------------------------------------------
Diluted net earnings per share ...........................................................           $    0.55            $    0.03
Diluted adjusted after-tax earnings per share ............................................           $    0.57            $    0.08
------------------------------------------------------------------------------------------------------------------------------------
Tota revenues from continuing operations..................................................           $   1,881            $   1,168

ADJUSTED AFTER-TAX EARNINGS BY BUSINESS SEGMENT
(UNAUDITED)

                                                                                                           For the Three Months
                                                                                                              Ended March 31
                                                                                                     -------------------------------
Millions of dollars                                                                                       2000                  1999
------------------------------------------------------------------------------------------------------------------------------------
Exploration & Production
   North America
    ......................................................................................
          Lower 48 (a) ...................................................................                  63                    1
          Alaska .........................................................................                  24                    2
          Canada (a) .....................................................................                   4                    4
   International
          Far East .......................................................................                  82                   48
          Other ..........................................................................                  (2)                 (19)
Global Trade .............................................................................                  (2)                   2
Pipelines ................................................................................                  15                   17
Geothermal and Power Operations ..........................................................                   9                   10
Carbon & Minerals (a) ....................................................................                   8                    9
Corporate and Unallocated
          Administrative & General .......................................................                 (22)                 (21)
          Interest Expense - Net (a) .....................................................                 (36)                 (31)
          Environmental & Litigation .....................................................                  (3)                  (2)
          Other ..........................................................................                  (1)                  (3)
------------------------------------------------------------------------------------------------------------------------------------
Adjusted after-tax earnings from continuing operations ...................................                 139                   17

Adjusted after-tax earnings from discontinued operations .................................                  --                    3

------------------------------------------------------------------------------------------------------------------------------------
Adjusted after-tax earnings ..............................................................           $     139            $      20
====================================================================================================================================

(a)  Includes minority interests of:
          Lower 48 .......................................................................                  (5)                   1
          Canada .........................................................................                   8                   --
          Carbon & Minerals ..............................................................                  --                   (1)
          Corporate and Unallocated ......................................................                   1                   --

OPERATING HIGHLIGHTS
(UNAUDITED)
                                                                                                           For the Three Months
                                                                                                              Ended March 31
                                                                                                     -------------------------------
                                                                                                          2000                  1999
------------------------------------------------------------------------------------------------------------------------------------
North America Net Daily Production
  Crude oil (thousand barrels)
    ......................................................................................
     Lower 48 (a) ........................................................................                  45                   39
     Alaska ..............................................................................                  27                   27
     Canada (b) ..........................................................................                  16                    8
------------------------------------------------------------------------------------------------------------------------------------
          Total North America crude oil ..................................................                  88                   74

  Natural gas - wet basis (million cubic feet)
     Lower 48 (a) ........................................................................                 737                  775
     Alaska ..............................................................................                 154                  153
     Canada (b) ..........................................................................                 101                    3
------------------------------------------------------------------------------------------------------------------------------------
          Total North America natural gas ................................................                 992                  931

North America Average Prices (c)
  Crude oil (per barrel)
     Lower 48 ............................................................................           $   27.52            $   11.26
     Alaska ..............................................................................           $   23.15            $    8.05
     Canada ..............................................................................           $   19.24            $    9.65
          Average North America crude oil prices .........................................           $   24.60            $    9.85

  Natural gas (per mcf)
     Lower 48 ............................................................................           $    2.50            $    1.92
     Alaska ..............................................................................           $    1.20            $    1.20
     Canada ..............................................................................           $    1.50            $    1.84
          Average North America natural gas prices .......................................           $    2.18            $    1.80
------------------------------------------------------------------------------------------------------------------------------------
International Net Daily Production (d)
  Crude oil (thousand barrels)
     Far East ............................................................................                  71                   70
     Other ...............................................................................                  19                   23
------------------------------------------------------------------------------------------------------------------------------------
          Total International crude oil ..................................................                  90                   93

  Natural gas - wet basis (million cubic feet)
     Far East ............................................................................                 911                  842
     Other ...............................................................................                  62                   36
------------------------------------------------------------------------------------------------------------------------------------
          Total International natural gas ................................................                 973                  878

International Average Prices (c)
  Crude oil (per barrel)
     Far East ............................................................................           $   23.63            $   10.85
     Other ...............................................................................           $   25.53            $   11.17
          Average International crude oil prices .........................................           $   24.05            $   10.93

  Natural gas (per mcf)
     Far East ............................................................................           $    2.29            $    1.88
     Other ...............................................................................           $    2.73            $    1.75
          Average International natural gas prices .......................................           $    2.33            $    1.87
------------------------------------------------------------------------------------------------------------------------------------
Worldwide Net Daily Production (a) (b) (d)
  Crude oil (thousand barrels) ...........................................................                 178                  167
  Natural gas (million cubic feet) .......................................................               1,965                1,809
  Barrels oil equivalent (thousands) .....................................................                 506                  469

Worldwide Average Prices (c)
  Crude oil (per barrel) .................................................................           $   24.39            $   10.40
  Natural gas (per mcf) ..................................................................           $    2.25            $    1.83

(a)  production includes proportionate shares of equity affiliates .......................
(b)  production includes 100% of Northrock Resources Ltd:   Crude oil ....................                   9                   --
                                                            Natural gas ..................                  99                   --
(c)  average  prices  include  hedging gains and losses, but exclude other
      Global Trade margins
(d) production includes certain host countries' shares of:  Crude:oil ....................                  29                   12
                                                            Natural gas ..................                 110                   84

                                      -4-